UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 25, 2010
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 17th Floor San Francisco, California	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7444
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-2.1
EX-99.1

EXPLANATORY NOTE
        On February 25, 2010, Diamond Foods, Inc. (“Company”) filed a Current Report on Form 8-K, to report that it had entered into a Share Purchase Agreement (the “Purchase Agreement”) with Lion/Stove Luxembourg Investment S.a.r.l., pursuant to which the Company agreed to purchase Kettle Foods, and had entered into a Credit Agreement (the “Credit Agreement”) among the Company, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and Banc of America Securities LLC and Barclays Capital as Joint Lead Arrangers and Joint Book Managers.
        This amendment to our Current Report on Form 8-K filed February 25, 2010 is being filed to provide copies of the Purchase Agreement and the Credit Agreement as exhibits under Item 9.01.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

2.1	Share Purchase Agreement, dated as of February 25, 2010, by and among Diamond Foods, Inc., DFKA Ltd and Lion/Stove Luxembourg Investment S.a.r.l.

99.1	Credit Agreement, dated as of February 25, 2010, by and among Diamond Foods, Inc., the Lenders party thereto, Bank of America, N.A., Banc of America Securities LLC and Barclays Capital.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: March 1, 2010	By:	/s/ Steven M. Neil
		Name:	Steven M. Neil
		Title:	Executive Vice President, Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit	Description

2.1	Share Purchase Agreement, dated as of February 25, 2010, by and among Diamond Foods, Inc., DFKA Ltd and Lion/Stove Luxembourg Investment S.a.r.l.

99.1	Credit Agreement, dated as of February 25, 2010, by and among Diamond Foods, Inc., the Lenders party thereto, Bank of America, N.A., Banc of America Securities LLC and Barclays Capital.